--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                August 7, 2000


                AmeriCredit Automobile Receivables Trust 2000-C
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)

        United States                            333-84155                        88-0359494
     __________________________             _____________________            ______________________
     (State or Other Jurisdiction               (Commission                    (I.R.S. Employer
          of Incorporation)                     File Number)                   Identification No.)

     c/o AmeriCredit Financial                                                          76102
         Services, Inc.                                                                 -----
     Attention: Chris A. Choate                                                       (Zip Code)
   801 Cherry Street, Suite 3900
        Fort Worth, TX
     ________________________
     (Address of Principal
      Executive Offices)

       Registrant's telephone number, including area code (817) 302-7000

          __________________________________________________________
         (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

     Item 5.  Other Events
              ------------

  In connection with the offering of AmeriCredit Automobile Receivables Trust 2000-C Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.  Financial Statements, Pro Forma Financial
              Information and Exhibits.
              ---------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMERICREDIT AUTOMOBILE RECEIVABLES
                    TRUST 2000-C

                    By:   AmeriCredit Financial Services, Inc., as Servicer


                          By:/s/ Chris A. Choate
                             ---------------------------------
                             Name:   Chris A. Choate
                             Title:  Senior Vice President,
                                     Secretary and General Counsel



Dated:  August 8, 2000

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------

 99.1 Related Computational Materials (as defined in Item 5 above) distributed by Chase Securities Inc., Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.